CoStar Group Appoints Nana Banerjee to Its Board of Directors Appointment Brings Additional Experience in AI and Advanced Analytics to the Board as the Company Advances its Long-Term Growth Strategy Arlington, VA – March 16, 2026 – CoStar Group, Inc. (NASDAQ: CSGP), a leading provider of online real estate marketplaces, information, analytics, and 3D digital twin technology in the property markets, today announced that Nana Banerjee has been appointed as a new independent member of the Company’s Board of Directors (the “Board”), effective immediately. With this appointment, the Board expands to nine directors, eight of whom are independent. Nana Banerjee brings more than two decades of experience leading and scaling global technology and data-driven businesses to the Board. Most recently, he served as President and Chief Executive Officer of Pelmorex Corp., a global weather and climate data company best known for The Weather Network, where he successfully led the company’s transformation with market leading AI-native offerings. He previously served as a Senior Advisor and Senior Managing Director at Cerberus Capital Management, where he worked with portfolio companies to drive operational efficiencies and enterprise value. In other prior roles, he served as President and Chief Executive Officer of McGraw-Hill, Group President and Chief Analytics Officer at Verisk, Chief Operating Officer of Argus Information & Advisory Services, and the Head of Citibank's credit card business in the United Kingdom. Additionally, Dr. Banerjee served as Audit Committee Chairman and Non-executive Chairman of Comscore. “On behalf of the Board, we are pleased to welcome Nana, a highly experienced executive who brings a complementary skillset that aligns with our unique operations and strategy,” said Andy Florance, Founder and Chief Executive Officer of CoStar Group. “Nana is a respected industry leader with deep expertise spanning centralized data, AI, and advanced analytics organizations. We look forward to benefiting from his distinct perspective as we advance our proven strategy to drive accelerated, profitable growth and long-term stockholder value.” “Nana’s appointment follows a comprehensive search to identify a director who would bring additional C- suite experience in data analytics to the Board as we continue to guide the execution of CoStar Group’s proven value-creation strategy,” said Louise Sams, Independent Chair of the Board. “His appointment reflects the Board’s commitment to regularly adding accomplished leaders that enable the Board to evolve with CoStar Group’s business and help us continue to act in the best interests of the Company and stockholders.” For more information on CoStar Group’s Board of Directors, visit investors.costargroup.com/leadership. About CoStar Group CoStar Group, Inc. ( “CoStar Group,” the “Company,” “we,” “us” or “our”) is a global leader in commercial real estate information, analytics, online marketplaces, and 3D digital twin technology. Founded in 1986, CoStar Group is dedicated to digitizing the world’s real estate, empowering all people to discover properties, insights, and connections that improve their businesses and lives. CoStar Group’s major brands include CoStar, a leading global provider of commercial real estate data, analytics, and news; LoopNet, the most trafficked commercial real estate marketplace; Apartments.com, the leading platform for apartment rentals; Homes.com, the fastest-growing residential real estate marketplace; and Domain, one of Australia’s leading property marketplaces. CoStar Group’s industry- leading brands also include Matterport, a leading spatial data company whose platform turns buildings into data to make every space more valuable and accessible, STR, a global leader in hospitality data and benchmarking; Ten-X, an online platform for commercial real estate auctions and negotiated bids; and OnTheMarket, a leading residential property portal in the United Kingdom.

CoStar Group’s websites attracted over 139 million average monthly unique visitors in the fourth quarter of 2025, serving clients around the world. Headquartered in Arlington, Virginia, CoStar Group is committed to transforming the real estate industry through innovative technology and comprehensive market intelligence. From time to time, we plan to utilize our corporate website as a channel of distribution for material company information. For more information, visit CoStarGroup.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about CoStar Group’s plans, objectives, expectations, beliefs and intentions and other statements including words such as “hope,” “anticipate,” “may,” “likely,” “might,” “believe,” “expect,” “observe,” “consider,” “think,” “intend,” “envision,” “will,” “should,” “could,” “would,” “plan,” “target,” “goal,” “estimate,” “predict,” “continue,” “commit,” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar Group and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward- looking statements. The following factors, among others, could cause or contribute to such differences: our inability to attract and retain new clients; our inability to successfully develop and introduce new or updated online marketplace services, information, and analytics; our inability to compete successfully against existing or future competitors in attracting advertisers and in general; the effects of fluctuations and market cyclicality; the effects of global economic uncertainties and downturns or a downturn or consolidation in the real estate industry; our inability to hire qualified persons for, or retain and continue to develop our sales force, or unproductivity of our sales force; our inability to retain and attract highly capable management and operating personnel; the downward pressure that our internal and external investments may place on our operating margins; our inability to increase brand awareness; our inability to maintain or increase internet traffic to our marketplaces, and the risk that the methods, including Google Analytics, that we use to measure average monthly unique visitors to our portals may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given month or may differ from the methods used by competitors; our inability to attract new advertisers; our inability to successfully identify, finance, integrate, and/or manage costs related to acquisitions; our inability to complete certain strategic transactions if a proposed transaction is subject to review or approval by regulatory authorities pursuant to applicable laws or regulations; our inability to realize the benefits of the acquisition of Matterport; the effects of cyberattacks and security vulnerabilities, and technical problems or disruptions; the significant costs associated with undertaking a large infrastructure project to build out our campus in Richmond, Virginia; our inability to generate increased revenues from our current or future geographic expansion plans; the risks related to acceptance of credit cards and debit cards and facilitation of other customer payments; the effects of climate related events and other events beyond our control; the effects related to attention to climate-related risks and opportunities; our inability to obtain and maintain accurate, comprehensive, or reliable data; our inability to obtain and maintain stable data feeds, or disruption of our data feeds; our inability to enforce or defend our ownership and use of intellectual property; the effects of use of new and evolving technologies, including artificial intelligence, on our ability to protect our data and intellectual property from misappropriation by third parties; our inability to defend against potential legal liability for collecting, displaying, or distributing information; our inability to obtain or retain listings from real estate brokers, agents, property owners, and apartment property managers; our inability to maintain or establish relationships with third-party listing providers; our inability to comply with the rules and compliance requirements of Multiple Listing Services; the risks related to international operations; the effects of foreign currency exchange rate fluctuations; our indebtedness; the effects of a lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; the effects of any actual or perceived failure to comply with privacy laws and standards; the effects of changes in tax laws, regulations, or fiscal and tax policies; the effects of third-party claims, litigation, regulatory proceedings, or government investigations; and risks related to return on investment; the inability of third-party suppliers upon which Matterport relies to fulfill its needs; the risks associated with the ability to integrate Domain Holdings Australia Limited (the “Domain Transaction”) and realize the benefits of the Domain Transaction; and the risks related to open source software. More information about potential factors that could cause results to differ materially from those anticipated in the forward-

looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the SEC, including in CoStar Group’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as CoStar Group’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Contacts Investor Relations: Rich Simonelli Head of Investor Relations CoStar Group Investor Relations (973) 896-8184 getrich@costar.com News Media: Matthew Blocher Vice President CoStar Group Corporate Marketing & Communications (202) 346-6775 mblocher@costar.com Mahmoud Siddig, Joseph Sala or Lucas Pers Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449